UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 11, 2009

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 0-7092

TX	75-0868913
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 218690, Houston, TX 77218-8690

(Address of principal executive offices, including zip code)

281-492-0550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change to Registrant’s Certifying Accountant.

On March 13, 2009, Fitts, Roberts & Co., P.C. (“Fitts, Roberts”), the Company’s independent accountant, resigned by mutual agreement with the Company, due to scheduling matters at Fitts Roberts and its withdrawal from the public company auditing practice. The audit reports of Fitts, Roberts for the Company’s fiscal year ended December 31, 2007 and for the fiscal year ended December 31, 2006 included an emphasis paragraph regarding uncertainty about the Company’s ability to continue as a going concern. Except for the going concern paragraph in the audit reports on the financial statements for the last two years, the reports of Fitts, Roberts did not contain an adverse opinion or disclaimer of opinion, and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Fitts, Roberts. was considered by the Board of Directors of the Company and approved by the Chairman of the Audit Committee, under authority from the Board of Directors.

During the two most recent fiscal years and in the subsequent interim period through March 13, 2009, there have been no disagreements with Fitts, Roberts on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with its reports of the nature identified in Item 304(a)(1)(iv).

During the two most recent fiscal years and the subsequent interim period through March 13, 2009, Fitts, Roberts has not advised Reliability of any of the events identified in Item 304(a)(1)(v) of Regulation S-K, nor does any issue with Fitts, Roberts remain unresolved.

Reliability provided to Fitts, Roberts the disclosure contained in this Form 8-K and requested Fitts, Roberts to furnish a letter addressed to the Securities and Exchange Commission stating whether Fitts, Roberts agrees with the statements made by the Company herein, and if not, stating the respects in which Fitts, Roberts does not agree. A letter from Fitts, Roberts is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

On March 13, 2009, pursuant to authority from the Board of Directors, the Company engaged Ramirez International as independent auditors for the Company for the 2008 audit.

Neither the Company, nor anyone acting on its behalf, consulted with Ramirez International regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K (there being none).

Item 9.01.	Financial Statements and Exhibits.

(b)	Exhibits

16.1	Letter from Accountants.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

By:	/s/ Larry Edwards
Larry Edwards, President

    Date: March 30, 2009

Exhibits

16.1    Letter from Accountants